UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2026

KBR, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33146			20-4536774
(State or other jurisdiction of incorporation)	(Commission File Number)			(I.R.S. Employer Identification No.)

	601 Jefferson Street
	Suite 3400
	Houston,	Texas	77002
	(Address of principal executive offices)
Registrant's telephone number including area code: (713) 753-2000

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which listed
Common Stock, $0.001 par value	KBR	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Departure of Directors or Certain Officers.

As previously announced, KBR, Inc. (“KBR”) intends to separate its Mission Technology Solutions business into an independent, publicly traded company, Trinzic, Inc. (“Trinzic”), through a pro rata distribution of at least 80.1% of the outstanding shares of Trinzic common stock to KBR’s stockholders (the “Spin-Off”), which distribution is intended to be tax-free to KBR and its shareholders for U.S. federal income tax purposes, except for any cash received by stockholders in lieu of fractional shares. The Spin-Off is targeted to be completed on January 4, 2027, subject to final approval by KBR’s Board of Directors (the “Board”) and other customary conditions.

On November 5, 2026, each of Wendy Masiello, the Lead Independent Director of the Board, and Nchacha Etta, a member of the Board, notified KBR of their respective decisions to retire from the Board, effective upon, and subject to, completion of the Spin-Off and their intention to join the board of directors of Trinzic. The decision of each of Ms. Masiello and Mr. Etta to retire from the Board was not the result of any disagreement with KBR on any matter relating to KBR’s operations, policies or practices.

In addition, on November 6, 2026, Mark W. Sopp, Executive Vice President, Strategic Transactions of KBR, notified KBR of his decision to retire from KBR, effective upon, and subject to, completion of the Spin-Off. In connection with his retirement, Mr. Sopp will not receive any severance payments or benefits and will be eligible to receive only the retirement benefits to which he is entitled under the terms of KBR’s existing plans and arrangements.

ITEM 7.01 Regulation FD Disclosure.

On November 9, 2026, KBR issued a press release announcing the individuals expected to serve on the board of directors of Trinzic upon completion of the Spin-Off.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act unless explicitly stated otherwise. The information set forth in Item 5.02 of this Current Report on Form 8-K is filed and is not furnished under this Item 7.01.

Forward-Looking Statements

This Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. These statements include, among other things, statements regarding the Spin-Off, the expected timing and completion of the Spin-Off, the anticipated retirements described herein and the expected composition of the Trinzic board of directors.

Forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied, including the risk that the Spin-Off may not be completed within the expected time frame, on the expected terms or at all; the failure to satisfy the conditions to the Spin-Off; and the inability of KBR and Trinzic to realize the anticipated benefits of the Spin-Off. Additional risks and uncertainties are described in KBR's filings with the U.S. Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and subsequent filings. These forward-looking statements speak only as of the date hereof, and KBR undertakes no obligation to update or revise them, except as required by law. There can be no assurance that the Spin-Off will be completed as contemplated or at all.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	KBR, Inc. press release dated November 9, 2026, titled, “KBR Announces Future Board of Directors for Trinzic.”

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBR, INC.

November 9, 2026	/s/ Sonia Galindo
Sonia Galindo
Executive Vice President, General Counsel & Corporate Secretary